GEORGIA-PACIFIC CORPORATION/GEORGIA-PACIFIC GROUP

                            1997 LONG-TERM INCENTIVE PLAN

                           EMPLOYEE STOCK OPTION AGREEMENT



  Optionee:            [First Middle Last]

  Total Shares Under   [  ] shares

  Option:

  Option Price:        $64.34 per share

  Grant Date:          January 28, 1999




  THIS AGREEMENT, dated as of the Grant Date stated above, by and between georgia-

  Pacific Corporation and the Optionee:

                                  WITNESSETH

       WHEREAS, Georgia-Pacific Corporation wishes to give the Optionee an opportunity to acquire or enlarge the Optionee's equity ownership in Georgia-

  Pacific Corporation for purposes of augmenting the Optionee's proprietary interest in the success of Georgia-Pacific Corporation and, in particular, its

  Georgia-Pacific Group;

       WHEREAS, the options described in this Agreement have been granted pursuant to, and are governed by, the Plan;

       NOW, THEREFORE, Georgia-Pacific Corporation and the Optionee hereby agree as follows:

  1.   DEFINITIONS.  For purposes of this Agreement, the following terms shall be defined as follows:

       (a)  AGENT means First Chicago Trust or any other entity designated by the

  Plan Administrator to act as its administrative service provider.


       (b)  BOARD OF DIRECTORS means the Board of Directors of Georgia-Pacific

  Corporation.

       (c)  CAUSE means any of the actions or omissions specified in Section

       2(d) of the Plan.

       (d)  CHANGE OF CONTROL has the meanings specified in Section 11(b) of the

  Plan.

       (e)  CODE means the Internal Revenue Code of 1986, as amended from time to

  time, or any statute which is a successor or replacement for such statute, and the regulations promulgated thereunder.

       (f)  CORPORATION means Georgia-Pacific Corporation, its successors and assigns, and any other corporation in an unbroken chain of corporations beginning with Georgia-Pacific Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       (g)  COMMITTEE means the Compensation Committee of the Board of

        Directors,

  or a subcommittee of such Committee, as the same may be constituted from time to time.

       (h)  DISABILITY means "total disability" as defined under the long-term disability program of the Georgia-Pacific Corporation Salaried Employees Long-

  Term Disability Plan (whether or not the Optionee is covered under such program).

       (i)  DISABILITY RETIREMENT DATE means the later of (i) the day the

  Optionee's employment with the Corporation ends after the maximum period during

  which salary continuation benefits from the Corporation because of illness or injury are authorized in accordance with its then-current medical leave policy,

  but only if the Optionee's Disability continues through that date, or (ii) the day the Optionee's employment with the Corporation ends after the last day of

   a

  personal leave of absence immediately following such period of salary continuation, provided, that the Optionee has a Disability on such date.  If the

  Optionee is involuntarily terminated because of job elimination or facility closure (or other reason approved by the Plan Administrator) while on a paid medical leave based on a Disability or during a personal leave of absence immediately following such medical leave, the Optionee will have a Disability

  Retirement Date on the last day of the maximum period during which salary continuation benefits from the Corporation because of illness or injury would have been authorized in accordance with its then-current medical leave policy if

  he had not been terminated (in the case of termination during a medical leave)

  or on the date of termination (in the case of termination during the personal leave of absence), provided that he still has a Disability on such date.

       (j)  EARLY RETIREMENT DATE means the Optionee's last day of active employment by the Corporation after having attained at least age 55 (but not age

  62) and having accrued at least 10 years of service for vesting purposes as determined in accordance with the provisions of the Georgia-Pacific

   Corporation

  Savings and Capital Growth Plan (or any successor tax-qualified retirement plan

  maintained for salaried employees of the Corporation).

       (k)  EXERCISE AMOUNT means the sum of (a) the Option Price multiplied by the number of vested options being exercised plus (b) an amount sufficient to pay all applicable FICA and withholding taxes on the difference between the

   Fair

  Market Value of Georgia-Pacific Group Stock for which the vested options are being exercised (determined as of the exercise date) and their Option Price,

   as

  calculated by the Plan Administrator or the Agent, if any.

       (l)  EXPIRATION DATE means the tenth anniversary of the Grant Date,

        unless

  an earlier Expiration Date is established by operation of Section 5 of this

  Agreement.

       (m)  FAIR MARKET VALUE is the mean between the high and low sales prices of

  a share of Georgia-Pacific Group Stock on a particular date, as reported in

  The

  Wall Street Journal, New York Stock Exchange - Composite Transactions, or as

  reported in any successor quotation system adopted prospectively for this purpose by the Plan Administrator in its discretion.  If the date of determination is not a trading date on the New York Stock Exchange, Fair

   Market

  Value shall be determined using the high and low sales prices of a share of

  Georgia-Pacific Group Stock on the next preceding trading date.  The Fair

   Market

  Value of Georgia-Pacific Group Stock shall be rounded to the nearest whole cent

  (with 0.5 cent being rounded to the next higher whole cent).

       (n)  GEORGIA-PACIFIC GROUP STOCK means the class of the Corporation's common stock, par value $0.80 per share, which has been designated by the

  Corporation as the Georgia-Pacific Corporation--Georgia-Pacific Group Common

  Stock.

       (o)  GRANT DATE means the date set forth on the first page of this

  Agreement, upon which the options described in this Agreement were granted to the Optionee.

       (p)  NORMAL RETIREMENT DATE means the Optionee's last day of active employment by the Corporation after having attained (i) at least age 62 (but not

  age 65) and at least 10 years of service for vesting purposes as determined in

  accordance with the provisions of the Georgia-Pacific Corporation Savings and

  Capital Growth Plan (or any successor tax-qualified retirement plan maintained for salaried employees of the Corporation) or (ii) at least age 65.

       (q)  OPTION PRICE means the price per share set forth on the first page of this Agreement.

       (r)  OPTIONEE means the employee of the Corporation named on the first page of this Agreement.

       (s)  PLAN means the Georgia-Pacific Corporation/Georgia-Pacific Group

        1997

  Long-Term Incentive Plan, as adopted by the Board of Directors on September

   17,

  1997, and approved by the Corporation's shareholders on December 16, 1997, and as amended from time to time.

       (t)  PLAN ADMINISTRATOR means the Committee, provided, however, that to the

  extent permitted by the Plan and authorized by the Committee, the Chief

  Executive Officer of the Georgia-Pacific Corporation may act on behalf of the

  Committee in executing the duties and responsibilities of the Plan

  Administrator.

       (u)  REPRESENTATIVE means, in the event of the Optionee's Disability, his duly authorized legal guardian or representative; or, in the event of the

  Optionee's death, his estate, personal representative, or beneficiary as designated pursuant to Section 6(e).

       (v)  TOTAL SHARES UNDER OPTION means the number of options granted to the

  Optionee as set forth on the first page of this Agreement.

       (w)  VESTING DATE means any one of the dates upon which options granted to

  the Optionee under this Agreement become exercisable in accordance with this

  Agreement.

  2.   OPTION GRANT.  Subject to the terms and conditions of this Agreement, the

  Corporation hereby grants an option to the Optionee to purchase from the

  Corporation, at the Option Price, the number of shares of Georgia-Pacific

   Group

  Stock equal to the Total Shares Under Option.

  3.   VESTING.

       (a)  REGULAR VESTING.  Except as stated in Sections 3(b) and 3(c) of this

  Agreement, the Optionee shall become vested in a percentage of the Total

   Shares

  Under Option in accordance with the following schedule:




           VESTING DATE          PERCENTAGE OF TOTAL

                                 SHARES UNDER OPTION




  First anniversary of Grant             34%

  Date


  Second anniversary of Grant            33%

  Date


  Third anniversary of Grant             33%

  Date




  The number of options granted to the Optionee under this Agreement which become

  vested on a Vesting Date in accordance with the above schedule will be determined by multiplying the Total Shares Under Option by the percentage specified in the above schedule, and then rounding the resulting number up to the nearest whole number, provided that the aggregate number of the Optionee's vested options under this Agreement shall not exceed the Total Shares Under

  Option.

       (b)  ACCELERATED VESTING.  Notwithstanding the vesting schedule specified in Section 3(a) of this Agreement, the Total Shares Under Option shall become

  100% vested upon the earliest to occur of the following Vesting Dates:

            (i)  the Optionee's Normal Retirement Date;

            (ii) the Optionee's Disability Retirement Date;

            (iii)     the date of the Optionee's death prior to his termination

            of employment from the Corporation;

            (iv) the date of a Change of Control; or

            (v)  subject to the approval of the Plan Administrator, the

            Optionee's

                 Early Retirement Date or the date of the Optionee's involuntary termination of employment from the Corporation, in either case due to (A) job elimination, (B) plant closure, or (C) such other

                 reason as may be specifically approved by the Plan

                 Administrator.

  If more than one of the accelerated vesting rules specified in this Section

   3(b)

  can apply to the Optionee, the Optionee may elect in writing which vesting rule

  will apply.  The vesting rule elected by the Optionee will determine the

  Expiration Date for the options affected by such accelerated vesting.  If the

  Optionee fails to make such an election within 30 days after being notified by the Plan Administrator, the Optionee will be deemed to have elected the available accelerated vesting rule which, first, vests the most options in the

  Optionee or, second (if each accelerated vesting rule vests the same number of options), provides the longest exercise period.  Notwithstanding anything in this Agreement to the contrary, except as otherwise provided in this Agreement in the case of a Disability Retirement Date which occurs after Optionee's termination of employment with the Company, no Vesting Date will occur - and no

  options may vest - following termination of employment with the Company.

       (c)  TERMINATION FOR CAUSE.  Notwithstanding anything in this Agreement to

  the contrary, if the Corporation terminates the Optionee's employment for

   Cause

  prior to a Change of Control, this Agreement shall be terminated and all options

  granted to the Optionee under this Agreement shall be forfeited, regardless of whether a Vesting Date has occurred on or before such termination date, unless and to the extent that the Plan Administrator determines that such forfeiture would violate applicable law.

  4.   EXERCISE OF OPTIONS.

       (a)  GENERAL.  Except as otherwise specified by the Plan Administrator in accordance with Sections 4(d) and 4(e), the Optionee (or his Representative,

   as

  the case may be) may exercise the options granted under the Agreement, in whole

  or in part, at any time on or after the Vesting Date for such options and prior

  to their Expiration Date, by complying with the procedures described in this

  Section 4.  The Optionee shall forfeit all rights to any option under this

  Agreement, whether or not then vested, which is not exercised prior to its

  Expiration Date.

  PAGE

       (b)  EXERCISE PROCEDURE.  The Optionee or his Representative (if

  applicable)  may exercise all or a portion of his vested options under this

  Agreement by delivering notice to the Agent, or by complying with any alternative procedure which may be authorized by the Plan Administrator from time to time.  The notice to the Agent shall specify the number of shares of

Georgia-Pacific Group Stock that the Optionee desires to purchase by exercise of his vested options, and shall include payment for the Exercise Amount of such shares in one of the following ways:

            (i)  The Optionee may tender payment of the Exercise Amount on the date of exercise in the form of cash, certified check, bank draft, or postal or express money order made payable to the order

                 of the Corporation and denominated in U.S. dollars; or

            (ii) The Optionee may tender payment of the Exercise Amount on the date of exercise in the form of shares of Georgia-Pacific Group

                 Stock having a Fair Market Value on the date of exercise equal to

                 the Exercise Amount, if such shares were acquired upon exercise of an option, they must have been held by the Optionee for at least six months at the time of tender; or

            (iii)     The Optionee may tender payment of the Exercise Amount on

                 the date of exercise in a combination of (A) shares of Georgia-

                 Pacific Group Stock (subject to the holding period described in paragraph (ii) above); and (B) cash, certified check, bank draft,

                 or postal or express money order made payable to the order of the

                 Corporation and denominated in U.S. dollars, equal to the

                 difference between the Exercise Amount and the Fair Market

                 Value


                 of the tendered shares of Georgia-Pacific Group Stock on the date of exercise; or

            (iv) The Optionee may initiate a cashless exercise in accordance with

                 procedures promulgated by the Plan Administrator or the Agent,

                  if any.

            (v)  The Optionee may tender payment of the Exercise Amount on the date of exercise in accordance with such other method as the

                  Plan

                 Administrator shall authorize.

  Within 30 days after the date of such exercise, the Agent shall make available to the Optionee a certificate registered in the Optionee's name or a book entry

  in a depository institution for the Optionee's account, representing the aggregate number of shares of Georgia-Pacific Group Stock purchased by the

  Optionee as a result of such exercise.

       (c)  EXERCISE OF OPTIONS FOLLOWING OPTIONEE'S DISABILITY OR DEATH.

            (i)  Optionee's Disability.  If the Optionee's Disability occurs during a period in which he may exercise options under this Agreement, the

  Optionee or, if applicable, the Optionee's Representative may exercise the options before their Expiration Date with respect to any or all of the Total

  Shares Under Option which are available for purchase under this Agreement by the

  Optionee on his Disability Retirement Date (taking into account the accelerated

  vesting provisions of Section 3(b)) and which had not been purchased by him prior to such date.

            (ii) Optionee's Death.  If the Optionee's death occurs during a period

  in which he may exercise options under this Agreement, the Optionee's

  Representative may exercise the options before their Expiration Date with respect to any or all of the Total Shares Under Option which are available for

  purchase under this Agreement by the Optionee on the date of his death (taking into account the accelerated vesting provisions of Section 3(b)) and which had not been purchased by him prior to his death.

       (d)  EXERCISE OF OPTIONS DURING LEAVE OF ABSENCE.  Notwithstanding any

  provision of this Agreement to the contrary, if the Optionee is on a leave of absence or is absent on military or government service at any time on or after the Grant Date and prior to the Expiration Date, the Optionee may not exercise any part of the Total Shares Under Option prior to the date the Optionee returns

  to active employment with the Corporation, and vesting of any options under this

  Agreement which would normally vest on a date during the absence shall be postponed until the Optionee returns to active work at the end of the absence

  (in which case, the date of return to active employment shall be a Vesting

  Date).  The provisions of this subsection (d) shall not affect any of

   Optionee's

  rights in the event of his death, Disability, Early Retirement or Normal

  Retirement or in the event of a Change of Control occurring during such an absence.

       (e)  DEFERRAL OF EXERCISE OR DELIVERY OF SHARES.  Notwithstanding any

  provision in this Agreement to the contrary, if any law or regulation of any governmental authority having jurisdiction in the matter requires the

  Corporation, Plan Administrator, Agent, Optionee, or Representative to take any

  action or refrain from action in connection with the exercise of any option under this Agreement or the delivery of shares of Georgia-Pacific Group Stock to

  the Optionee, or to delay such exercise or delivery, then the exercise or delivery of such shares shall be deferred until such action has been taken or such restriction on action has been removed.

  5.   SPECIAL RULES GOVERNING THE EXPIRATION DATE.   The Expiration Date for

  options granted to the Optionee under this Agreement shall be subject to the following special rules:

       (a)  TERMINATION OF EMPLOYMENT.  If the Optionee voluntarily or involuntarily terminates employment with the Corporation (for reasons other than

  death, Change of Control or having reached his Normal Retirement Date, Early

  Retirement Date or Disability Retirement Date), the Expiration Date for

  exercising any options under this Agreement which were vested as of his date of

  termination shall be the 90th day after the date of such termination; provided that if the Optionee has a Disability or dies, or a Change of Control occurs,

  prior to such 90th day, the Expiration Date for the Optionee's options under this Agreement which were vested as of his date of termination shall be the

  Expiration Date applicable to such Disability (subject to the rules stated in

  Section 5(d)), death, or Change of Control, whichever is applicable.

       (b)  NORMAL RETIREMENT.  If the Optionee terminates employment with the

  Corporation on his Normal Retirement Date, the Expiration Date for exercising his vested options under this Agreement shall be the last day of the 60th month

  after the end of the month in which the Optionee's Normal Retirement Date occurs.

       (c)  EARLY RETIREMENT.  If the Optionee terminates employment with the

  Corporation on his Early Retirement Date, the Expiration Date for exercising his

  vested options under this Agreement shall be the last day of the 60th month after the end of the month in which the Optionee's Early Retirement Date occurs.

       (d)  DISABILITY OR DISABILITY RETIREMENT.  If the Optionee terminates employment with the Corporation on his Disability Retirement Date, the

  Expiration Date for exercising his vested options under this Agreement shall be

  the last day of the 36th month after the end of the month in which the

  Optionee's Disability Retirement Date occurs.  If the Optionee has a

  Disability

  before the 90th day after terminating employment with the Corporation (for reasons other than having reached his Normal Retirement Date, Early Retirement

  Date, or Disability Retirement Date) and such Disability continues through the end of the initial 90-day period, the Expiration Date for exercising his vested

  options under this Agreement shall be the last day of the 36th month after the end of the month in which the Optionee's Disability occurs.

       (e)  OPTIONEE'S DEATH.  If the Optionee dies while actively employed by the

  Corporation or prior to the 90th day after the Optionee's termination of employment with the Corporation (for reasons other than having reached his

  Normal Retirement Date, Early Retirement Date, or Disability Retirement Date),

  the Expiration Date for exercising his vested options under this Agreement shall

  be the last day of the 36th month after the end of the month in which the

  Optionee's death occurs.

       (f)  CHANGE OF CONTROL.  The Expiration Date for all of the Optionee's

  vested options shall be the tenth anniversary of the Grant Date if a Change of

  Control takes place (i) while the Optionee is actively employed by the

  Corporation; (ii) prior to the 90th day after the Optionee terminates employment

  with the Corporation; or (iii) prior to the 90th day after the Optionee terminates his employment with the Corporation on his Normal Retirement Date,

  Early Retirement Date, Disability Retirement Date or date of death.

       (g)  MAXIMUM EXPIRATION DATE.  Notwithstanding any provision in Section 5 of the Agreement to the contrary, no Expiration Date may extend beyond the tenth anniversary of the Grant Date.

       (h)  TERMINATION DATE.  The Optionee's date of termination of employment from the Corporation shall be deemed for purposes of this Agreement to be the later of (i) his last day of active work for the Corporation or (ii) his last day on the active employee payroll of the Corporation, provided, however, that for all purposes of this Agreement, the Optionee shall be deemed actively at work during any period the Optionee is on approved paid medical leave.

  6.   GENERAL PROVISIONS.  The Optionee acknowledges that he has read,

  understands and agrees with all of the provisions in this Agreement and the

  Plan, including (but not limited to) the following:

       (a)  AUTHORITY OF PLAN ADMINISTRATOR.  The Plan Administrator shall have the authority to administer the Agreement and the Plan; to make all determinations with respect to the construction and application of the

  Agreement, the Plan, and the resolutions of the Board of Directors establishing

  the Plan; to adopt and revise rules relating to the Agreement and the Plan; to hire the Agent with respect to its administrative responsibilities under the

  Agreement and the Plan; and to make other determinations which it believes are necessary or advisable for the administration of the Agreement and the Plan.

  Any dispute or disagreement which arises under this Agreement or the Plan shall

  be resolved by the Plan Administrator in its absolute discretion.  Any such determination, interpretation, resolution, or other action by the Plan

  Administrator shall be final, binding and conclusive with respect to the

  Optionee and all other persons affected thereby.

       (b)  NOTICES.  Any notice which is required or permitted under this

Agreement shall be in writing (unless otherwise specified in the Agreement or in a writing from the Corporation or the Agent to the Optionee), and delivered personally or by mail, postage prepaid, addressed as follows:  (i) if to the

  Corporation or the Agent, at l33 Peachtree Street, N.E., Atlanta, Georgia

  30303,

  Attention: Compensation Department, or at such other address as the

  Corporation

  or the Agent by notice to the Optionee may have designated from time to time;

  (ii) if to the Optionee, at the address indicated in the Optionee's then-current

  personnel records, or at such other address as the Optionee by notice to the

  Corporation may have designated from time to time.  Such notice shall be deemed given upon receipt.

       (c)  TAXATION.  The Optionee shall be responsible for all applicable withholding taxes and the employee share of FICA taxes with respect to compensation income generated upon the exercise or surrender of his vested options under this Agreement.

       (d)  NONTRANSFERABILITY.  This Agreement and the options granted to the

  Optionee hereto shall be nontransferable and shall not be sold, hypothecated

  or

  otherwise assigned or conveyed by the Optionee to any other person, except as specifically permitted in this Agreement.  No assignment or transfer of this

  Agreement or the rights represented thereby, whether voluntary or involuntary,

  or by operation of law or otherwise, shall vest in the assignee or transferee any interest or right whatsoever, except as specifically permitted in this

  Agreement.  The Agreement shall terminate, and be of no force or effect,

  immediately upon any attempt to assign or transfer the Agreement or any of the options to which the Agreement applies.

       (e)  DESIGNATION OF BENEFICIARY.  The Optionee may designate a person or persons to receive, in the event of his death, any rights to which he would be entitled under this Agreement.  Such a designation shall be filed with the

  Agent

  in accordance with uniform procedures specified by the Plan Administrator.

  The

Optionee may change or revoke a beneficiary designation at any time by filing a written statement of such change or revocation with the Agent in accordance with

  uniform procedures specified by the Plan Administrator.  No beneficiary designation or change of beneficiary designation will be effective until notice

  thereof is received.  If an Optionee fails to designate a beneficiary or if the

  beneficiary predeceases the Optionee, the Optionee shall be deemed not to have a beneficiary for purposes of this Agreement.

       (f)  NO SHAREHOLDER RIGHTS.  The Optionee shall have no rights as a shareholder of the Corporation, and shall not be deemed to be a shareholder of the Corporation for any purpose, as a  result of the options granted to the

  Optionee under this Agreement, until the earliest of the following dates:  (i)

  the date that the Corporation receives payment in full of the Exercise Price for

  shares of Georgia-Pacific Group Stock because an option has been exercised in accordance with this Agreement; or (ii) the date that shares of

  Georgia-Pacific

  Group Stock have been issued or transferred to the Optionee following the exercise of an option in accordance with this Agreement.  The Optionee shall not

  be entitled to any dividends or other rights for which the record date is prior

  to the date of such issuance, transfer, or receipt.

       (g)  NOT AN EMPLOYMENT CONTRACT.  This Agreement shall not be deemed to limit or restrict the right of the Corporation to terminate the Optionee's employment at any time, for any reason, with or without Cause, or to limit or restrict the right of the Optionee to terminate his employment with the

  Corporation at any time.

       (h)  CORPORATE RESTRUCTURING/CAPITAL READJUSTMENTS.  Nothing in this

  Agreement shall abridge the rights or powers of the Corporation or its stockholders reserved to them in Section 9(a) of the Plan, and in the event of any extraordinary transaction with respect to or affecting Georgia-Pacific

  Group

  Stock, adjustments to the number of options granted in this Agreement may be made in accordance with the provisions of Section 9(b) of the Plan.

       (i)  AMENDMENT OR TERMINATION.  This Agreement may be amended or terminated

  at any time by the mutual agreement and written consent of the Optionee and the

  Plan Administrator, but only to the extent permitted under the Plan.

       (j)  NOT CONSIDERED INCENTIVE STOCK OPTIONS.  The options granted under this Agreement do not constitute and shall not be construed to constitute

  "incentive stock options" with the meaning of section 422 of the Code.

       (k)  GOVERNING INSTRUMENT.  This Agreement is subject to all terms and conditions of the Plan and shall at all times be interpreted in a manner that is

  consistent with the intent, purposes, and specific language of the Plan.

       (l)  SEVERABILITY.  If any provision of this Agreement should be held illegal or invalid for any reason by the Plan Administrator or court of applicable jurisdiction, such determination shall not affect the other provisions of this Agreement, and it shall be construed as if such provision had never been included herein.

       (m)  HEADINGS/GENDER.  Headings in this Agreement are for convenience only

  and shall not be construed to be part of this Agreement.  Any reference to the masculine, feminine or neuter gender shall be a reference to other genders as appropriate.

       (n)  GOVERNING LAW.  This Agreement shall be construed, and its provisions

  enforced and administered, in accordance with the laws of the State of Georgia and, where applicable, federal law.

       IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers under its corporate seal, and the

  Optionee has executed this Agreement, as of the day and year first above written.

                                GEORGIA-PACIFIC CORPORATION



                                By:

                                   A. D. Correll
                                   Chairman, Chief Executive Officer
                                      and President



  ATTEST:

  __________________________________

  W. Edwin Frazier, III
  Assistant Secretary

                                OPTIONEE



                                Name:



   NOTE:  PLEASE COMPLETE THE ATTACHED  ACKNOWLEDGMENT OF RECEIPT AND

   BENEFICIARY

                        DESIGNATION FORM AND RETURN THEM TO:



                       FIRST CHICAGO TRUST COMPANY OF NEW YORK

                          GEORGIA-PACIFIC STOCK OPTION PLAN

                             "PERSONAL AND CONFIDENTIAL"

                                   P. O. BOX 2585

                             JERSEY CITY, NJ 07303-2585



             ACKNOWLEDGMENT OF RECEIPT AND BENEFICIARY DESIGNATION FORM



       Under the terms of the Georgia-Pacific Corporation/Georgia-Pacific Group

  1997 Long-Term Incentive Plan ("1997 Georgia-Pacific Group LTIP"), you have the

  right to designate a beneficiary to exercise certain rights that may arise under

  those grants in the event of your death.  IF YOU DO NOT DESIGNATE A

  BENEFICIARY

  IN WRITING, THESE RIGHTS WILL PASS TO YOUR ESTATE UPON YOUR DEATH.  In order to

  allow you to decide affirmatively which outcome you desire and, in the event you

  prefer to designate a beneficiary or beneficiaries other than your estate, to name that beneficiary or those beneficiaries, the Corporation has provided this

  form, which you may use to designate in writing the beneficiary(ies) you desire.

  Of course, you may revoke and change your beneficiary designations at any time by notifying First Chicago Trust in writing at the address indicated below.



       PLEASE TAKE TIME TO FILL OUT THIS FORM AND RETURN IT TO FIRST CHICAGO

       TRUST

  AT THE FOLLOWING ADDRESS:  FIRST CHICAGO TRUST, GEORGIA-PACIFIC STOCK OPTION

  PLAN, "PERSONAL AND CONFIDENTIAL", P. O. BOX 2585, JERSEY CITY, NJ 07303-2585.

  BENEFICIARY DESIGNATIONS OR MODIFICATIONS OF BENEFICIARY DESIGNATIONS SENT TO

  ANY OTHER ADDRESS WILL NOT BE EFFECTIVE UNTIL ACTUALLY RECEIVED BY FIRST

  CHICAGO

  TRUST.  THE CORPORATION HAS NO RESPONSIBILITY FOR BENEFICIARY DESIGNATION

  FORMS

  WHICH ARE NOT SUBMITTED AS INDICATED ABOVE.



  NOTE:  You may designate multiple beneficiaries, in which case those living at

  the time of your death will equally share the rights accorded to a beneficiary for the particular grant(s) in question.

  /__/ I designate my estate as my beneficiary under my 1999 grant under the

  1997 Georgia-Pacific Group LTIP.



   __

  /__/ I designate the following person(s) as my beneficiary(ies) under my 1999 grant under the 1997 Georgia-Pacific Group LTIP:


        NAME            ADDRESS      RELATIONSHIP TO  SOCIAL SECURITY

                                           YOU          NUMBER (IF

                                                          KNOWN)



  I ACKNOWLEDGE RECEIPT OF THE EXECUTED OPTION AGREEMENT EVIDENCING MY JANUARY

  28,

  1999, STOCK OPTION GRANT UNDER THE GEORGIA-PACIFIC CORPORATION/GEORGIA-PACIFIC

  GROUP 1997 LONG-TERM INCENTIVE PLAN AND CONFIRM THAT THE BENEFICIARY(IES)

  DESIGNATED ABOVE HAVE BEEN SELECTED BY ME IN FREE EXERCISE OF MY OWN

  DISCRETION.


  Signature:____________________________  Printed Name:________________________


  Date:________________________________